Subsequent Event	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
Subsequent Event	Subsequent Events
Effective January 1, 2022, the Iveco Group Business was separated from CNH Industrial N.V. by way of a legal statutory demerger to Iveco Group N.V. and Iveco Group became a public listed company independent from CNH Industrial with its common shares trading on Euronext Milan, a regulated market organized and managed by Borsa Italiana S.p.A.
On January 4, 2022, Fitch Ratings raised its Long-Term Issuer Default Rating on CNH Industrial N.V. to ‘BBB+’ from ‘BBB-’. Fitch also upgraded CNH Industrial Finance Europe S.A.’s senior unsecured rating to ‘BBB+’ from ‘BBB-'. The Outlook is Stable.
On January 7, 2022, Fitch upgraded the Long-Term Issuer Default Ratings and senior unsecured debt ratings of CNH Industrial Capital LLC (CNHI Capital) and CNH Industrial Capital Canada Ltd. (CNH Canada) to 'BBB+' from 'BBB-'. The Rating Outlook is Stable. Fitch has also upgraded CNHI Capital's Short-Term IDR and commercial paper (CP) ratings to 'F2' from 'F3'.
On February 22, 2022, CNH Industrial N.V. held an Investors Day, presenting its Strategic Business Plan for the years 2022 to 2024.
On February 25, 2022, Moody's upgraded the senior unsecured ratings of CNH Industrial N.V. and its supported subsidiaries including CNH Industrial Capital LLC, CNH Industrial Finance Europe S.A., CNH Industrial Capital Australia Pty. Limited and CNH Industrial Capital Canada Ltd. to Baa2 from Baa3. The Rating Outlook is stable.
In order to optimize the capital structure of the Company and to meet the obligations arising from the Company's equity incentive plans, on March 1, 2022, CNH Industrial announced a share buy-back program (the "Program") up to euro 100 million, within the framework of the authorization granted by the Shareholders’ Meeting held on April 15, 2021, whereby the Board is vested with the authority to purchase up to 10% of the Company’s issued common shares during the eighteen-month period following such Shareholders’ Meeting. The purchases will be carried out on the Italian Stock Exchange (Euronext Milan) and on multilateral trading facilities (MTFs), in compliance with applicable rules and regulations, subject to a maximum price per common share equal to the average of the highest price on each of the five trading days prior to the date of acquisition, as shown in the Official Price List of the Euronext Milan plus 10% (maximum price) and to a minimum price per common share equal to the average of the lowest price on each of the five trading days prior to the date of acquisition, as shown in the Official Price List of the Euronext Milan minus 10% (minimum price). The actual timing, number and value of common shares repurchased under the Program will depend on various factors, including market conditions, general business conditions, and compliance with applicable legal requirements. The Program does not oblige the Company to repurchase any common shares, and it may be suspended, discontinued, or modified upwards at any time, for any reason and without previous notice, in accordance with applicable laws and regulations.